EXHIBIT 14

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the reference to our Firm in the filing of the Registration Statement on Form N-2 of Target Income Fund. We also consent to the use of our report dated December 21, 1995 on the financial statements and financial highlights of Target Income Fund which are included in the Registration Statement.



                                                        TAIT, WELLER, & BAKER

Philadelphia, Pennsylvania
March 1, 1996

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